Exhibit 23(q)

THE GABELLI SRI FUND, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Bruce N. Alpert and Agnes Mullady with full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent to execute in his name, place and stead, and on his behalf, in his capacity as an officer or director, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by The Gabelli SRI Fund, Inc. (the "Fund") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney-in-fact and agent deems necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney-in-fact and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 15th day of May, 2007.

/s/ Mario J. Gabelli
Mario J. Gabelli

THE GABELLI SRI FUND, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Bruce N. Alpert with full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent to execute in his name, place and stead, and on his behalf, in his capacity as an officer or director, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by The Gabelli SRI Fund, Inc. (the "Fund") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney-in-fact and agent deems necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney-in-fact and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 15th day of May, 2007.

/s/ Clarence Davis
Clarence Davis

THE GABELLI SRI FUND, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Bruce N. Alpert with full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent to execute in his name, place and stead, and on his behalf, in his capacity as an officer or director, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by The Gabelli SRI Fund, Inc. (the "Fund") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney-in-fact and agent deems necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney-in-fact and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 15th day of May, 2007.

/s/ Vincent D. Enright
Vincent D. Enright

THE GABELLI SRI FUND, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Bruce N. Alpert with full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent to execute in his name, place and stead, and on his behalf, in his capacity as an officer or director, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by The Gabelli SRI Fund, Inc. (the "Fund") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney-in-fact and agent deems necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney-in-fact and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 15th day of May, 2007.

/s/ Anthonie C. van Ekris
Anthonie C. van Ekris

THE GABELLI SRI FUND, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Bruce N. Alpert with full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent to execute in his name, place and stead, and on his behalf, in his capacity as an officer or director, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by The Gabelli SRI Fund, Inc. (the "Fund") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney-in-fact and agent deems necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney-in-fact and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 15th day of May, 2007.

/s/ Agnes Mullady
Agnes Mullady